UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2025

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 9, 2025, TLGY Acquisition Corp., a Cayman Island corporation (the “TLGY”), entered into a non-binding letter of intent (“LOI”) with the Ethena Foundation (“Ethena”), a non-profit organization governing the Ethena crypto ecosystem (“Ethena”), to explore a potential corporate partnership (the “Proposed Partnership”). The Proposed Partnership envisions TLGY acquiring a validator business that will provide proof-of-stake services to the Ethena ecosystem, including on the forthcoming Converge network (the “Business Combination”). To support its proof-of-stake services following the closing of the Business Combination, the LOI provides that TLGY will have the right to purchase from Ethena up to $100 million worth of native ENA tokens at a reasonable discount, to be determined by mutual agreement, to ENA’s prevailing market price at the time of the closing of the Business Combination. The LOI contemplates the funding of the ENA token purchase through a combination of cash remaining in TLGY’s trust account and equity through a PIPE commitment from Ethena. The specific mix of cash and equity will be at Ethena’s option, to be determined at a later date. The LOI contemplates that the parties will explore incorporating a right of participation mechanism, granting TLGY the opportunity to participate in future discounted token sales on terms to be mutually agreed upon at a later date. The LOI also contemplates that the Proposed Partnership will have a term of five years commencing on the effective date of the definitive partnership agreement. To support the Proposed Partnership and reduce dilution to public shareholders, TLGY’s sponsors have expressed a willingness to forfeit a majority of their founder shares in exchange for earnout shares tied to the long-term performance of TLGY. The actual amount forfeited will be mutually agreed upon in connection with the execution of a definitive agreement relating to the Business Combination. A binding commitment with respect to the Proposed Partnership or a proposed Business Combination will only result from the execution of a definitive agreement and then only upon the terms and conditions set forth in the definitive agreement. There can be no assurance that TLGY and Ethena will enter into a definitive agreement with respect to the Proposed Partnership, or, if entered into, there is no certainty of the terms that will be contained in such definitive agreement.

Additional Information and Where to Find It

TLGY has filed a definitive proxy statement (the “Extension Proxy Statement”) to be used at in connection with the extraordinary general meeting of its shareholders to approve, among other things, an extension of time in which TLGY must complete an initial business combination (the “Extension”). TLGY has mailed the definitive Extension Proxy Statement and other relevant documents to its shareholders of record as of March 31, 2025. Investors and security holders of TLGY are advised to read the definitive Extension Proxy Statement, and any amendments thereto, because these documents will contain important information about the Extension and TLGY. Shareholders may obtain copies of the definitive Extension Proxy Statement and all other relevant documents that are filed or that will be filed by TLGY with the SEC, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: TLGY Acquisition Corp., 4001 Kennett Pike, Suite 302, Wilmington, DE 19807.

Forward-Looking Statements

This Current Report on Form 8-K (this “8-K”) relates to the signing of a non-binding LOI between TLGY and Ethena for the Proposed Partnership. The LOI is preliminary and non-binding, and there is no assurance that the parties will successfully negotiate and enter into a definitive agreement. The terms and conditions of any definitive agreement, if reached, may differ materially from those contemplated in the LOI. Furthermore, even if a definitive agreement is executed, there is no guarantee that the proposed transaction will be consummated on the terms or timeframe currently anticipated, or at all. The completion of any transaction would be subject to several conditions, including satisfactory completion of due diligence by both parties, approval by the boards of directors of TLGY and Ethena, respectively, TLGY consummating the proposed Business Combination, and the receipt of customary regulatory approvals for a transaction of this nature. Investors are cautioned that forward-looking statements in this 8-K are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the ability of the parties to successfully negotiate and execute a definitive agreement, the ability of TLGY to successfully negotiate and execute a definitive agreement relating to the proposed Business Combination and to consummate such transaction, the satisfaction of the conditions precedent to closing any such transactions, market conditions, regulatory developments, the risks associated with the cryptocurrency industry in general, and those other factors discussed in TLGY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the heading “Risk Factors,” and other documents of TLGY filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”). Therefore, no reliance should be placed on these forward-looking statements, which speak only as of the date of this 8-K. TLGY undertakes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Participants in the Solicitation

TLGY and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension described herein under the rules of the SEC. Information about the directors and executive officers of TLGY and a description of their interests in TLGY are set forth in the Extension Proxy Statement, which can be obtained free of charge from the sources indicated above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of TLGY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLGY Acquisition Corporation

Date: April 10, 2025	By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Executive Officer